UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 13, 2012

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 13, 2012, Consumers Energy Company (“Consumers Energy”), entered into a secured Term Loan Credit Agreement (the “Agreement”) providing commitments for a borrowing in an amount of up to $375 million with JPMorgan Chase Bank, N.A., Union Bank, N.A., Bank of America, N.A. and the Bank of Nova Scotia (the “Banks”). The Agreement is a delayed-draw facility under which Consumers Energy may exercise a one-time right to borrow in an amount up to the committed $375 million. The Agreement has an eight-month term following funding, which can occur up to 45 days after close and will expire in early 2013, but no later than February 27, 2013. Consumers Energy expects borrowings to be used for general corporate purposes. The Agreement is secured by First Mortgage Bonds of Consumers Energy.

The Banks have provided banking and underwriting services to Consumers Energy in the ordinary course of business.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1 118th Supplemental Indenture dated as of June 13, 2012 between Consumers Energy and The Bank of New York Mellon, as Trustee.

10.1 $375,000,000 Term Loan Credit Agreement dated as of June 13, 2012 among Consumers Energy, the financial institutions named therein and JPMorgan Chase Bank, N.A. as Agent.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2011 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarter Ended March 31, 2012. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: June 19, 2012	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: June 19, 2012	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

Exhibit Index

4.1 118th Supplemental Indenture dated as of June 13, 2012 between Consumers Energy and The Bank of New York Mellon, as Trustee.

10.1 $375,000,000 Term Loan Credit Agreement dated as of June 13, 2012 among Consumers Energy, the financial institutions named therein and JPMorgan Chase Bank, N.A. as Agent.